Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $2940
Janus Aspen Worldwide Portfolio: $3349

Service Class
Janus Aspen Overseas Portfolio: $4676
Janus Aspen Worldwide Portfolio: $795

Service II Class
Janus Aspen Overseas Portfolio: $1005
Janus Aspen Worldwide Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $47125
Janus Aspen Overseas Portfolio: $6131

Service Class
Janus Aspen Balanced Portfolio: $38544
Janus Aspen Overseas Portfolio: $12299

Service II Class
Janus Aspen Overseas Portfolio: $2677

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Overseas Portfolio: $0.2336
Janus Aspen Worldwide Portfolio: $0.1722

Service Class
Janus Aspen Overseas Portfolio: $0.1852
Janus Aspen Worldwide Portfolio: $0.1417

Service II Class
Janus Aspen Overseas Portfolio: $0.1828
Janus Aspen Worldwide Portfolio: $0.1435

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $1.5025
Janus Aspen Overseas Portfolio: $0.4871

Service Class
Janus Aspen Balanced Portfolio: $1.5025
Janus Aspen Overseas Portfolio: $0.4871

Service II Class
Janus Aspen Overseas Portfolio: $0.4871

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: 846
Janus Aspen Overseas Portfolio: 12413
Janus Aspen Worldwide Portfolio: 18994

Service Class
Janus Aspen Global Technology Portfolio: 14176
Janus Aspen Overseas Portfolio: 23984
Janus Aspen Worldwide Portfolio: 5490

Service II Class
Janus Aspen Global Technology Portfolio: 4892
Janus Aspen Overseas Portfolio: 4762
Janus Aspen Worldwide Portfolio: 386

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $5.05
Janus Aspen Overseas Portfolio: $38.15
Janus Aspen Worldwide Portfolio: $25.83

Service Class
Janus Aspen Global Technology Portfolio: $5.17
Janus Aspen Overseas Portfolio: $37.38
Janus Aspen Worldwide Portfolio: $25.51

Service II Class
Janus Aspen Global Technology Portfolio: $5.28
Janus Aspen Overseas Portfolio: $37.60
Janus Aspen Worldwide Portfolio: $25.57